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                                                                     EXHIBIT A-3

                            J & J SECURITIES LIMITED

                            STATEMENTS OF OPERATIONS

                                                                                  FOR THE NINE MONTHS
                                       FOR THE YEAR ENDED SEPTEMBER 30,             ENDED JUNE 30,
                                   -----------------------------------------   -------------------------
                            NOTE       1993           1994          1995          1995          1996
                            ----   -------------   -----------   -----------   -----------   -----------
                                                   (AUDITED)                          (UNAUDITED)
INTEREST
  Interest income.........          $ 13,858,521   $14,627,545   $13,792,453   $10,107,017   $ 7,260,518
  Interest expense........            (5,603,931)   (4,851,944)   (4,641,334)   (3,528,549)   (1,197,630)
                                    ------------   -----------   -----------   -----------   -----------
  Net interest income.....             8,254,590     9,775,601     9,151,119     6,578,468     6,062,888
  Provision for loan
     losses...............             3,140,497     1,766,313     1,046,700       648,893        16,720
                                    ------------   -----------   -----------   -----------   -----------
  Net interest income
     after provision for
     loan losses..........             5,114,093     8,009,288     8,104,419     5,929,575     6,046,168
  Other income............               490,958       235,846       336,597       301,445       255,159
                                    ------------   -----------   -----------   -----------   -----------
                                       5,605,051     8,245,134     8,441,016     6,231,020     6,301,327
                                    ------------   -----------   -----------   -----------   -----------
OTHER EXPENSES
  Salaries and employees
     benefits.............               927,531       876,916       941,969       681,016       709,833
  Directors' emoluments...               449,649       643,539       759,940       584,988       709,092
  Other operating
     expenses.............             3,727,630     3,537,539     3,874,549     2,946,648     3,486,078
                                    ------------   -----------   -----------   -----------   -----------
  Total other expenses....             5,104,810     5,057,994     5,576,458     4,212,652     4,905,003
                                    ------------   -----------   -----------   -----------   -----------
  Earnings before income
     taxes and
     extraordinary item...               500,241     3,187,140     2,864,558     2,018,368     1,396,324
  (Provision)/credit for
     income taxes.........     5              --       140,948            --            --      (556,430)
                                    ------------   -----------   -----------   -----------   -----------
  Earnings before
     extraordinary item...               500,241     3,328,088     2,864,558     2,018,368       839,894
  Extraordinary gain from
     extinguishment of
     debt, net of taxes...     6              --            --            --            --    19,375,677
                                     -----------   -----------   -----------   -----------   -----------
NET EARNINGS..............          $    500,241   $ 3,328,088   $ 2,864,558   $ 2,018,368   $20,215,571
                                    ------------   -----------   -----------   -----------   -----------
                                    ------------   -----------   -----------   -----------   -----------
  Earnings per share
     before extraordinary
     item.................          $     500.24   $  3,328.09   $  2,864.56   $  2,018.37   $    839.89
  Extraordinary item......                    --            --            --            --     19,375.68
                                     -----------   -----------   -----------   -----------   -----------
  Earnings per share......          $     500.24   $  3,328.09   $  2,864.56   $  2,018.37   $ 20,215.57
                                    ------------   -----------   -----------   -----------   -----------
                                    ------------   -----------   -----------   -----------   -----------
  Weighted average number
     of shares
     outstanding..........                 1,000         1,000         1,000         1,000         1,000
                                    ------------   -----------   -----------   -----------   -----------
                                    ------------   -----------   -----------   -----------   -----------
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                See accompanying notes to financial statements.